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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: DECEMBER 22, 2005
                        (date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-18602

                                -----------------

         MINNESOTA                                        41-1595629
(State or other jurisdiction                   (IRS Employer Identification No.)
      of incorporation)

                         3905 ANNAPOLIS LANE, SUITE 105
                          MINNEAPOLIS, MINNESOTA 55447
                    (Address of Principal Executive Offices)


                                 (763) 553-7736
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Acceleration of Vesting of Stock Option Awards

     On December 22, 2005, the Compensation Committee (the "Committee") of the Board of Directors of ATS Medical, Inc. (the "Company") authorized the acceleration of vesting of all otherwise unvested stock options held by its employees with an exercise price of $3.00 or greater granted under the Company's 2000 Stock Incentive Plan or as a free standing option not under any plan. Options to purchase 1,294,232 shares of the Company's Common Stock (the "Shares"), including 182,500 Shares subject to options held by executive officers of the Company, are subject to this acceleration which was effective as of December 22, 2005. The options subject to acceleration included the following options held by the Company's executive officers: 25,000 options held by Michael Dale, 75,000 options held by Teresa Ajamil, 10,000 options held by Richard Curtis, 62,500 options held by John Judd, and 10,000 options held by Marc Sportsman. Options held by the non-employee directors of the Company were not included in this action and so are not subject to acceleration.

     The Committee also required that, as a condition to the acceleration, each executive officer agree to refrain from selling Shares acquired upon the exercise of accelerated options until the date on which the exercise would have been permitted under the option's pre-acceleration vesting terms or, if earlier, the executive officer's last day of employment (the "Lock-Up").

     The decision to accelerate vesting of these underwater options was made primarily to minimize certain future compensation expense that the Company would otherwise recognize in its consolidated statement of operations with respect to these options pursuant to Financial Accounting Standards Board Statement No. 123 (revised 2004), "Share-Based Payment" ("FAS 123R"), which becomes effective with respect to the Company for reporting periods beginning after December 31, 2005. The Company believes that the aggregate future expense that will be eliminated as a result of the acceleration of the vesting of these options is approximately $3.3 million.

     Certain statements in this Report on Form 8-K that are not strictly historical statements constitute forward-looking statements which involve risks and uncertainties that could cause actual results and outcomes to differ materially from what is expressed in those forward-looking statements. Such forward-looking statements include, without limitation, those related to the Company's expectations regarding the impact of the accelerated vesting of options on its financial results in future periods. Important factors that may affect such forward-looking statements include, without limitation: the possibility that FAS 123R could be changed, amended or interpreted in a manner that would change the Company's current assessment of the effects of the adoption of FAS 123R on the acceleration of the vesting of stock options and the final results of the closing of the Company's books for future financial periods; as well as other risks detailed in the Company's filings with the Securities and Exchange Commission, including those described in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

     The form of the Lock-Up is attached hereto as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

       99.1 Form of Lock-Up Agreement with Executive Officers


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ATS MEDICAL, INC.




                                               By:      /s/ John R. Judd
                                                   -----------------------------
                                                   John R. Judd
                                                   Chief Financial Officer

Date:  December 29, 2005


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                                  EXHIBIT INDEX


Exhibit No.                              Description
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   99.1           Form of Lock-Up Agreement with Executive Officers